Initial Phase 2 Clinical Data of SEL-212 in Symptomatic Gout Patients: Monthly Dosing of a Pegylated Uricase (Pegadricase) with SVP-Rapamycin Enables Sustained Reduction of Acute Gout Flares Rehan Azeem1, Alan Kivitz2, Wesley DeHaan1, Lloyd Johnston1, Takashi K. Kishimoto1, Justin Park1, Earl Sands1 1Selecta Biosciences, Watertown, Massachusetts; 2Altoona Center for Clinical Research, Altoona, Pennsylvania Abstract Background Results Summary Background: Pegylated uricases are therapies for treatment of severe chronic gout, SEL-212 SEL-212/201: Ongoing Phase 2 Clinical Trial SEL-212 Treatment Cohorts • SEL-212 is a monthly combination product candidate particularly for rapid tophi resolution. However, uricases are limited by induction of being developed as a therapy for the sustained control of Pegadricase SVP-Rapamycin anti-drug antibodies (ADAs) that can compromise efficacy and safety. SEL-212 is a • SEL-212 is a combination drug Study description Treatment Weeks 0, 4, 8 Treatment Weeks 12 + 16 SUA leading to removal of urate crystal deposits in novel combination product consisting of pegadricase (formerly known as pegsiticase) candidate comprised of pegadricase Rapamycin (months 1, 2, 3) (months 4, 5) • Evaluate the safety, pharmacokinetics, pharmacodynamics and Pegadricase SVP-Rapamycin Pegadricase patients with chronic severe gout co-administered with synthetic vaccine particles encapsulating rapamycin (SVP- and SVP-Rapamycin immunogenicity of repeated monthly IV infusions of SEL-212 in patients with Cohort Status Rapamycin). We report initial data on gout flares from an ongoing Phase 2 study in • SVP-Rapamycin is designed to induce PLA, PLA-PEG symptomatic gout and elevated SUA levels (>6 mg/dL) 1 0.2 mg/kg None 0.2 mg/kg Dosing completed symptomatic gout patients. • The percentage of patients who experienced flares was the formation of regulatory T cells that • Cohorts of patients administered either three q28 day IV infusions of 0.2 or 2 0.4 mg/kg None 0.4 mg/kg Dosing completed Gout is caused by the deposition of monosodium urate (MSU) crystals in joints due mitigate the formation of anti-drug 0.4 mg/kg pegadricase in combination with ascending doses (0.05 – 0.15 29% during the first month after treatment and continued to chronic hyperuricemia. Long term treatment focuses on reducing serum uric acid antibodies (ADAs) mg/kg) of SVP-Rapamycin followed by two q28 day IV infusions of 0.2 or 0.4 3 0.2 mg/kg 0.05 mg/kg 0.2 mg/kg Dosing completed reduction was observed during months 2-5 mg/kg pegadricase alone; or five q28 day IV infusions of 0.2 mg/kg (SUA) levels, thus allowing MSU crystals to dissolve. Rapid dissolution of MSU 4 0.4 mg/kg 0.05 mg/kg 0.4 mg/kg Dosing completed • Ongoing Phase 2 clinical trial of SEL-212 has demonstrated low pegadricase in combination with 0.1 - 0.15 mg/kg doses of SVP-Rapamycin crystals during initial phase of urate lowering therapy (ULT) is associated with an incidence of ADAs resulting in sustained reduction of serum uric acid 5 0.2 mg/kg 0.08 mg/kg 0.2 mg/kg Dosing completed • 96% of gout flares were mild or moderate in severity, and • Monitored for safety, SUA levels, uricase pharmacodynamic activity, and increased frequency of acute gout flares, which can contribute to poor treatment nd (SUA) with monthly dosing (see Abstract 2254) ADAs no new patient experienced a flare after the 2 month compliance. During ULT initiation, colchicine, NSAIDs or corticosteroids are used for 6 0.4 mg/kg 0.08 mg/kg 0.4 mg/kg Dosing completed • Male or female subjects ages 21 to 75 inclusive gout flare prophylaxis. 7 0.2 mg/kg 0.1 mg/kg 0.2 mg/kg Dosing completed • Unlike with other urate lowering therapies that typically • Demographics Methods: Patients with symptomatic gout (≥1 tophus, gout flare within 6 months or Gout Flares 8 0.4 mg/kg 0.1 mg/kg 0.4 mg/kg Dosing completed increase the incidence of flares at the beginning of gouty arthropathy) and elevated serum uric acid SUA (≥6 mg/dL) were treated with • 152 patients with established or symptomatic gout (≥1 tophus, ≥ 1 gout flare in last 6 months, or chronic gouty arthropathy) with hyperuricemia (> 10 0.4 mg/kg 0.125 mg/kg 0.4 mg/kg Dosing completed monthly doses of pegadricase (0.2 mg/kg or 0.4 mg/kg) alone or in combination with • Acute gout attacks are characterized by a rapid onset of pain in the treatment, the incidence of gout flares substantially 1 6mg/dL SUA) SVP-Rapamycin (0.05 to 0.15 mg/kg). SEL-212 was infused in 28-day cycles x3 affected joint followed by warmth, swelling and pain 11 0.2 mg/kg 0.15 mg/kg 0.2 mg/kg Dosing completed • Average SUA at enrollment/screening: 8.1 mg/dL decreases after the first and subsequent treatments with doses followed by challenge with pegadricase alone on 28-day cycles x2 doses, or in 12 0.4 mg/kg 0.15 mg/kg 0.4 mg/kg Dosing completed • 69% of gout patients describe the pain of an attack as “miserable”, 23% • Average age: 54.8 (range 23-75) SEL-212 28-day cycles x5 combination doses of SVP-Rapamycin and pegadricase. Safety, of patients compare the pain of a gout attack to shattered glass piercing • Male, 138 (90.8%); Female, 14 (9.2%) Treatment Week 0 Treatment Weeks 4, 8, 12, 16 tolerability, SUA, and ADAs were monitored. their skin, 28% to breaking a bone, 34% to a severe burn2 Cohort • Gout flares represented 13% of the total number of • Caucasian, 103 (67.8%); African American, 40 (26.3%); Asian 4 (2.6%) SVP- Status Pegadricase SVP-Rapamycin Pegadricase All randomized patients received colchicine (1.2 mg as loading dose, 0.6 mg QD for • Most people with gout will experience repeated bouts over the years and Other 5 (3.3%) Rapamycin treatment-emergent adverse events (TEAEs) reported up the remainder of their participation in the trial) as premedication for gout flare • Mean BMI at baseline: 34.8 kg/m2 (71.7% of patients moderately obese) 13 0.2 mg/kg 0.15 mg/kg 0.2 mg/kg 0.15 mg/kg Ongoing 1www.uptodate.com/contents/treatment-of-gout-flares to October 9, 2018 (708 days of follow up from the start of prevention. If colchicine was contraindicated, patients received ibuprofen 600 mg 2www.webmd.com/arthritis/news/20100611/gout-survey-offers-peek-at-the-pain • Mean duration of established or symptomatic gout: 8.0 years. 15 0.2 mg/kg 0.15 mg/kg 0.2 mg/kg 0.1 mg/kg Ongoing the study) TID or equivalent dose of a NSAID. If colchicine and NSAIDs were contraindicated, Clinicaltrials.gov NCT02959918 patients did not receive any premedication. 17 0.2 mg/kg 0.1 mg/kg 0.2 mg/kg 0.1 mg/kg Ongoing • No gout flares were classified as SAEs nor resulted in Results: As of 09 Oct 2018, demographics of the 152 treated patients were as Effect of Urate Lowering Therapies on Gout Flares study drug discontinuations follows: 23 - 75 years old (mean 54.8 years), male 90.8%, and white 67.8%. The Gout Flare Classification mean BMI at baseline was 34.8 kg/m2. 71.7% of patients were obese with mean Low Gout Flare Rates with Reduction in Frequency During SEL-212 Therapy • Dispersion of MSU crystals during the initial phase of deposit duration of established or symptomatic gout as 10.8 years. dissolution exposes the patient to an increased rate of acute flares 6 0 8 0 Acknowledgements Flare incidence was 32.9% in months 1-3 and 11.1% in months 4-5. In these 3 e • Increased gout flare can adversely affect patient compliance 5 0 s patients flare frequency was 0.62 flares/patient in months 1-3 and 0.17 flares/patient r 64% e a l • Pegylated uricase therapy, which rapidly debulks tissue uric acid, has P e g a d r i c a s e a l o n e r in months 4-5. Mean duration of the gout flares was 11.6 days, with majority of the F a 6 0 l We thank all of the patients that participated in the clinical trial. We h been reported to induce gout flares in 75% of patients in the first 4 0 S E L - 2 1 2 f gout flares (64.1%) being categorized as mild, 32.0% as moderate and 3.8% (4 t i 4 f are very grateful to the clinical trial site investigators, their staff and cases) as severe in intensity. Adjustments to gout flare prevention medication were months after initiation of therapy w 2 9 o s 4 0 the entire Selecta SEL-212 project team t t 2 4 not required for 34% of the patients. No gout flares resulted in a patient 3 32% Becker MA et al., Nucleic Acids 2008 27:585-91 n n discontinuation or were reported as a serious adverse event. 4 e e Sundy et al, JAMA, 306 7:711-720 i 2 0 t c a 1 2 Conclusion: SEL-212 has been generally well-tolerated, and, compared to r 2 0 P 9 e pegylated uricase alone, has mitigated immunogenicity, shown low flare rates, and 3 4% % P enabled repeated monthly dosing with sustained control of SUA levels. 0 0 Disclosures 1 1 2 3 4 5 M i l d M o d e r a t e S e v e r e M o n t h a f t e r i n i t i a t i o n o f t r e a t m e n t Authors are employees and shareholders of Selecta Biosciences